UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 6, 2012

ZAP
(Exact name of Registrant as specified in its charter)

California	001-32534	94-3210624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Fourth Street Santa Rosa, CA	95401
(Address of Principal Executive Offices)	(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment amends and restates the Current Report on Form 8-K filed by the Company on June 7, 2016 disclosing the departure of Steven M. Schneider as Co-CEO.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective June 6, 2012, Steven M. Schneider is no longer the Co-Chief Executive Officer, and does not hold any on-going position as an officer and/or employee, of ZAP.  Mr. Schneider currently remains a director of ZAP.

Item 9.01	Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release, dated June 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: June 11, 2012	By:	/s/ Priscilla M. Lu
Priscilla M. Lu
Chairman of the Board

INDEX OF EXHIBITS

Exhibit	Description

99.1	Press Release, dated June 6, 2012